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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     As independent auditors, we consent to the incorporation in this amendment No. 1 to the registration statement on Form S-4 of our report dated 6 October 2000 on our audit of the combined financial statements of CWC ConsumerCo as of March 31, 1999 and 2000 and for the three years ended
March 31, 2000. We also consent to the references to our firm under the Caption "Experts".

/s/ Arthur Andersen


Arthur Andersen
London, England
December 18, 2000